UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 25, 2014

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(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

8390 Via de Ventura, Suite F-110, #215 Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.03	Amendment to Articles of Incorporation of Bylaws; Change in Fiscal Year.

At the Company’s annual meeting of stockholders held September 25, 2014, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 300,000,000 to 400,000,000 shares. The change in the authorized number of shares of common stock was effected pursuant to an Certificate of Amendment (the “Certificate of Amendment”) filed with the Secretary of State of the State of Nevada on October 1, 2014 and was effective as of such date. The foregoing description of the Amendment is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its annual meeting of stockholders on September 25, 2014. At the meeting, the registrant’s shareholders took the following actions:

(i)	The stockholders elected four directors to serve as members of the registrant’s Board of Directors until the next annual meeting of stockholders. The stockholder present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld

Charles C. Mottley	51,334,222	19,366,374
John F. Stapleton	63,141,208	7,559,388
Tony Burger	63,660,567	7,040,029
Bradley C. Holt	62,308,785	8,391,811

(ii)	The stockholders ratified the appointment of MaloneBailey, LLP as the independent registered public accounting firm of the registrant for fiscal 2014. There were 184,162,502 votes cast for the proposal; 8,122,436 votes were cast against the proposal; 12,375,806 votes abstained; and there were 1,169,764 broker non-votes; and

(iii)	The stockholder approved an amendment to the registrant’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 300,000,000 to 400,000,000 shares. There were 148,040,283 votes cast for the proposal; 56,115,955 votes were cast against the proposal; 2,804,641 votes abstained; and there were 1,130,371 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ John F. Stapleton
Date: October 1, 2014		Name: John F. Stapleton
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment

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